EXHIBIT 10.1




                                    AMERITECH
          AUTHORIZED INTERNET SOLUTIONS SALES REPRESENTATIVE AGREEMENT

                                     Between


                                    AMERITECH
                                       AND
                            Telecomm Industries, Inc.


























































                          Effective January 1, 1999
  Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

                                TABLE OF CONTENTS


Recitals.....................................................................1
Business Purpose.............................................................1
ARTICLE 1....................................................................1
   APPOINTMENT...............................................................1
ARTICLE 2....................................................................4
   TERRITORY.................................................................4
ARTICLE 3....................................................................4
   EXCLUSIVITY...............................................................4
ARTICLE 4....................................................................4
   TERM andTERMINATION.......................................................4
ARTICLE 5....................................................................6
   AUTHORIZEDSALES REPRESENTATIVE DUTIES.....................................6
ARTICLE 6....................................................................9
   AMERITECH'S DUTIES........................................................9
ARTICLE 7....................................................................9
   SALES AND COMMISSION......................................................9
ARTICLE 8...................................................................11
   THE PARTIES'RELATIONSHIP.................................................11
ARTICLE 9...................................................................11
   TRADEMARKS AND TRADE NAMES...............................................11
ARTICLE 10..................................................................13
   OWNERSHIP OF INFORMATION AND CONFIDENTIALITY.............................13
ARTICLE 11..................................................................16
   RIGHT TO SET-OFF.........................................................16
ARTICLE 12..................................................................16
   RIGHT TO AUDIT AND INSPECT SALES REPRESENTATIVE'S RECORDS................16
ARTICLE 13..................................................................16
   AGREEMENT NOT TO COMPETE.................................................16
ARTICLE 14..................................................................17
   NOTICE...................................................................17
ARTICLE 15..................................................................18
   ASSIGNMENT...............................................................18
ARTICLE 16..................................................................18
   GENERAL  TERMS...........................................................18
Exhibit A      TERRITORY....................................................20
Exhibit B      AMERITECH PRODUCTS...........................................21
Exhibit C      COMMISSION...................................................22
   1.0   General............................................................22
   2.0   Upon Termination...................................................24
   3.0   Commission Calculation Methodology.................................25
   4.0   Partnering.........................................................26
   5.0   Centrex Product Family.............................................26
   6.0   Eligible Data Products.............................................29
   7.0   Contract Upgrade or Migration......................................31
Exhibit D      CODE OF BUSINESS CONDUCT.....................................33
Exhibit E      HOUSE ACCOUNTS...............................................34
Exhibit F      SALES REPRESENTATIVE ANNUAL OBJECTIVE........................35






                          Effective January 1, 1999
  Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

          AUTHORIZED INTERNET SOLUTIONS SALES REPRESENTATIVE AGREEMENT
                                BETWEEN AMERITECH

                                       AND

                            Telecomm Industries, Inc.

         This  Authorized  Internet  Solutions  Sales  Representative  Agreement
("Agreement") between Ameritech Services, Inc., through its Ameritech Information Industry Services division, a Delaware corporation, with office at 350 N. Orleans, Chicago, Il. 60654 (hereinafter "AIIS"), and Telecomm Industries, Inc. a Delaware Corporation (hereinafter "Ameritech Authorized Internet Solutions Sales Representative" or "AISR" or "Sales Representative"). This Agreement is effective January 1st, 1999

                                    Recitals
WHEREAS, Ameritech, on behalf of its affiliates, is engaged in marketing and selling Ameritech brand telecommunications products and services to Internet Services Provider customers and desires to appoint independent sales representatives to market and solicit orders for Ameritech Products (as hereinafter defined);

WHEREAS, Sales Representative represents and warrants that it is qualified to market and sell Ameritech's Products to Internet Service Providers and has sufficient knowledge of Ameritech's products to do so;

NOW, THEREFORE, in consideration of the covenants set forth herein, the parties agree as follows:


                                Business Purpose

         Ameritech and Sales Representative enter into this product marketing agreement for the purpose of facilitating the marketing and sale of certain Ameritech retail products and services to a very specific market the companies deemed by Ameritech to be Internet Service Providers ("ISP") in the Territory (as defined hereinafter) to facilitate the servicing of those ISP accounts after the sale, and to provide market coverage and market penetration of Ameritech's retail products and services in the Territory. The Sales Representative acts hereunder as an independent sales representative of Ameritech's Products, and the sales made hereunder shall always be at the prices and rates Ameritech sets as retail prices for its business customers.



                                    ARTICLE 1
                                   APPOINTMENT


         Section  1.1.......Grant.  Subject to the terms and  conditions of this
Agreement, Sales Representative is hereby appointed as an authorized sales representative of Ameritech Products (as hereinafter defined) in the geographic Territory (as hereinafter defined). For purposes of this Agreement, the activities of marketing, promoting and soliciting orders for Ameritech Products, and the servicing of Ameritech customer accounts pursuant to the terms of this Agreement shall collectively be referred to herein as "Market" or "Marketing". Sales Representative's right to Market is limited to the Marketing of products and services within the "Territory" which are expressly defined as "Ameritech Products" under Exhibit B.





                          Effective January 1, 1999
  Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

         Section  1.2.......Non-exclusive.  Sales  Representative's  appointment hereunder is non-exclusive. Nothing contained herein shall be construed to prohibit Ameritech from selling or servicing any of Ameritech Products or other products and services in the Territory in any manner it sees fit. In addition, Ameritech reserves all rights not granted herein, including the right to appoint others to Market its products and services in the Territory, and to send its own or third party technical or sales personnel to any place inside or outside the Territory to assist its independent sales representatives or distributors in contacting customers (potential or otherwise), servicing accounts, soliciting business, or promoting the sale of its products and services.

         Section 1.3.......Sales  Representative's Sales Personnel. The parties'
relationship is set forth under Article 8 of this Agreement. Sales Representative shall not use any sales person to perform on its behalf hereunder unless said sales person has been registered by Ameritech as qualified to Market its Product. Ameritech reserves the right to set minimum qualification levels for sales personnel at its sole discretion and Ameritech will notify Sales Representative in writing of all such qualifications.

         Section 1.4.......No Authority to Bind. Sales Representative shall have no authority to bind Ameritech by contract or otherwise, or make representations as to policies or procedures of Ameritech other than as specifically and expressly authorized by this Agreement.

         Section  1.5.......Third  Party Sales Personnel.  Sales  Representative
hereby acknowledges and agrees that Ameritech has the sole and exclusive right to appoint and authorize others to function and represent themselves as Ameritech Authorized Sales Representatives or Ameritech Authorized Distributors. Sales Representative shall not delegate its appointment or in any way authorize anyone to Market or represent themselves as an agent of Ameritech or as an Ameritech Authorized Sales Representative. In the event Sales Representative utilizes independent sales representatives to perform on Sales Representative's behalf hereunder, such sales representatives must at all times represent themselves as sales representatives of the AISR and not as Authorized Sales Representative of Ameritech. Ameritech shall not be liable to pay any fees or compensation to any independent sales representative acting on behalf of Sales Representative, or to pay any other party, including, but not limited to the Sales Representative, for sales generated by any unauthorized representative.


         In addition, processing orders for unauthorized or unregistered individuals shall be deemed a material breach of this Agreement, and in such a case Ameritech may terminate this Agreement immediately for cause, and pursue all other rights or remedies it may have in law or equity.


         Section   1.6.......Sales    Representative    Responsibility.    Sales
Representative shall be held responsible for the actions or omissions of each sales representative acting on its behalf, whether the sales representative is an employee, agent or independent sales representative of Sales Representative. Sales Representative shall require that its employees, agents, contractors and independent representatives comply with the requirements of this Agreement to the same extent as the Sales Representative has agreed to comply, including without limitation, the obligations hereunder regarding Ameritech's logo and other marks (See Article 9), and the ownership and confidentiality of information (See Article 10).

         Section  1.7.......House  Accounts.  Ameritech  reserves  the  right to identify certain accounts as "House Accounts", and Sales Representative is not authorized to, and shall not Market Ameritech Products to such accounts. A list of House Accounts is set forth under Exhibit D of this Agreement, incorporated by reference herein, and Ameritech, at its sole discretion, may modify Exhibit D from time-to-time via the Ameritech specified web site and bulletin board, and each modification will be deemed incorporated herein as if originally set forth herein, and the modification shall be effective on the date the modification is posted on the web site and bulletin board. Ameritech will provide the Sales Representative information and guidelines to access of the web site and bulletin broad.




                          Effective January 1, 1999
  Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

         a) In the event Ameritech newly designates an account as a House Account, Sales Representative will have ninety (90) days from the date of such designation to close all pending sales activity, and Sales Representative will be paid commissions for sales made to that account within said ninety (90) day period. To be eligible for this exception to the House Account rule, Sales Representative must notify Ameritech in writing within three (3) business days of the new designation by Ameritech that Sales Representative has pending sales activity on that account. The writing must include the account name, telephone number, the Product(s) being marketed, and the current stage of the sale. Sales Representative will not be awarded commissions (Upfront or Residual) under this subsection on any House Account after ninety (90) days from the date the account is so designated.

         Section 1.8.......Internet Service Provider Customers;  Retail Business
Prices.The parties hereto acknowledge and agree that this Agreement is solely for the purpose of Marketing of Ameritech Products to Ameritech's Internet Service Provider customers at prices and rates Ameritech deems as its retail prices or rate for sales to business customers. Unless an exception applies, if an account is "marked' by Ameritech according to its practices and procedures as assigned to Ameritech's Information Industry Services division, and Ameritech deems the customer to be an Internet Service Provider, the Sales Representative may Market to that account under this Agreement..

         Section  1.9.......Accepts  Appointment.  Sales  Representative  hereby accepts the appointment granted above and agrees to comply with the terms and conditions of the appointment as set forth in this Agreement.

         Section  1.10......Reseller  of Ameritech Products.  AISR is prohibited from acting as a reseller of Ameritech products and services as that term is defined under applicable law or as it is used in the telecommunications industry.

         Section   1.11......Sales   Representative's   Acknowledgement.   Sales
Representative acknowledges that Ameritech's right to Market Products, to appoint others to Market its Products and to license the Marks pre-date this Agreement and are not limited or changed by the terms of this Agreement. Sales Representative agrees that by acknowledging those right the parties do not intend to make Ameritech's exercise of such rights subject to rules applicable to contractual performance or the exercise of contractual discretion under this Agreement.


















                          Effective January 1, 1999
  Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

                                    ARTICLE 2
                                    TERRITORY


         Section  2.1.......Geographic  Territory.  Sales Representative has the
right to Market the Products within the Territory set forth under Exhibit A hereto, incorporated by reference herein.

         The term "Territory" shall mean only that geographic territory set forth under Exhibit A when used in this Agreement or otherwise related to the marketing arrangement hereunder.

         Section   2.2.......Out-of-Territory   Sale.  Sales  Representative  is
prohibited from marketing, selling or representing itself as an Ameritech sales representative outside of the Territory.

Section 2.3 Branch Locations. At all times during this Agreement, Sales Representative must maintain in the Territory a physical presence and a formal place of business from which it carries out its Marketing activities.

         Section    2.4.......Material    Breach.   Any   violation   by   Sales
Representative of the provisions and conditions of this Article 2 will constitute a material breach, and Ameritech may terminate this Agreement immediately for cause.



                                    ARTICLE 3
                                   EXCLUSIVITY


         Ameritech values its customer relationships, and, as provided elsewhere in this Agreement, intends to share with Sales Representative Ameritech Confidential Information regarding its customers and customer relationships, including, but not limited to, business and product plans, customer relationship information and other sensitive customer data. In the event Ameritech knows or has a reasonable belief that Sales Representative is marketing, selling or in some way promoting the sale and customer use of a telecommunications services, which is competitive with a Product, and, unless such activity is expressly provided for elsewhere in this Agreement, Ameritech may terminate this Agreement for cause immediately. Ameritech's right to terminate under this Article is in addition to any other right or remedy it may have at law or equity.



                                    ARTICLE 4
                              TERM and TERMINATION


         Section 4.1.......Term.  This agreement is effective on January 1, 1999 or upon full execution by both parties, whichever is later. This Agreement will expire on January 1, 2000 ("Initial Term") unless terminated earlier pursuant to terms of this Agreement. This Agreement will automatically renew for subsequent one (1) year terms ("Renewal Term") unless one of the parties elects not to renew, and provides written notice to the other party no later than thirty (30) days prior to the expiration of the Initial Term. Ameritech reserves the right to modify terms of this Agreement upon renewal, including, but not limited to, Commission or Territory.





                          Effective January 1, 1999
  Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

         If a party exercises this right not to renew, the Agreement will expire naturally at the end of the Initial Term, and all rights and obligations of the parties cease on the expiration date unless elsewhere herein expressly states that the right or obligation survives expiration or termination of this Agreement.


         Section 4.2.......Termination.

         a) This Agreement may be terminated by Ameritech in whole or in part without cause and for convenience upon not less than thirty (30) days written Notice to the Sales Representative;
         b) This Agreement may be terminated by Sales Representative for any reason upon not less than thirty (30) days written Notice to Ameritech;
         c) This Agreement may be terminated immediately where expressly provided for elsewhere in this Agreement. In such cases, Ameritech will notify the Sales Representative in writing, and the termination shall be for cause, and the effective date of the termination shall be the date of notice;
         d) This Agreement may be terminated by Ameritech for cause in the event of unsatisfactory performance including, but not limited to, unsatisfactory sales performance or violation of Section 5.4 of this agreement on the part of the Sales Representative. Ameritech will provide written notice to Sales Representative of unsatisfactory performance, and such notice will provide the period of time available to the Sales Representative to cure the unsatisfactory performance. If Sales Representative does not cure in the specified time, the Sales Representative will be given written notice of its termination for cause; and,
         e) Notwithstanding the foregoing Sections in this Article, it is agreed that Ameritech may terminate this Agreement immediately without Notice in the event of:
                  (i) an assignment by the Sales Representative for the benefit of creditors;
                  (ii) the institution of voluntary or involuntary proceedings against the Authorized Sales Representative in bankruptcy, or under any other insolvency or similar law which is not dismissed within sixty
         (60) days;
                  (iii) the dissolution of the Authorized Sales Representative;
                  (iv)  an  attempted   assignment  of  this  Agreement  by  the
         Authorized Sales Representative without Ameritech's prior written consent as required under Article 16 of this Agreement;
                  (v) Ameritech becomes aware of a sale, transfer or relinquishment of a substantial interest in the ownership of Sales Representative, or a substantial change in management of the Sales Representative;
                  (vi) a Seriously Delinquent status on any Sales Representative landline or PrePaid account with Ameritech which is not cured by Sales Representative upon notice of the Seriously Delinquent, and which cannot be cured through set-off provided for under this Agreement. "Seriously Delinquent" is determined solely by Ameritech at its discretion but in no event will a delinquency of less than ninety (90) days be considered a "Seriously Delinquent";
                   (vii) submission by Sales Representative, its employer, agent or independent sales representative of a sales agreement or sales order or any other document which is subsequently found to contain forged customer signatures or which the customer denies any knowledge of placing an order with Sales Representative, or of false or fraudulent reports or statements; or
                  (viii) Sales Representative violates in any way the terms or limitations of its appointments as set forth under Article 1, or violates in any way Sales Representative's obligations and duties under
         Article 5.




                          Effective January 1, 1999
  Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

         Section 4.3.......Upon Expiration or Termination.

         (a) Upon expiration or termination of this Agreement, Sales Representative shall no longer be an Authorized Internet Solutions Sales Representative of Ameritech Products and Sales Representative must not represent itself as such to others;
         (b) Upon expiration or termination of this Agreement, Sales Representative agrees to provide to Ameritech a detailed report of all work in progress under this Agreement within three (3) business days from the termination or expiration of this Agreement, including, without limitation, pending sales and installations;
         (c) Upon expiration or termination of this Agreement, Sales Representative shall remove and return to Ameritech any material, including, without limitation, manuals, catalogues, brochures, pamphlets, promotional and training materials, or destroy such materials at Ameritech's sole option;
         (d) Upon expiration or termination of this Agreement, the Sales Representative shall remove and discontinue the use of any sign or any other designation containing any of Ameritech's logos, trademarks or trade names, including, without limitation, the designation of "Authorized Internet Solutions Sales Representative". Should such trademarks or trade names be printed on any of the Sales Representative's business cards, letterhead or other written documents, the written documents shall promptly be destroyed, and Sales Representative must reprint the materials so as to remove any such trademarks or trade names of Ameritech;
         (e) Upon expiration or termination of this Agreement, Sales Representative hereby has the duty to notify all publishers and others who may identify, list or publish Sales Representative's identity or name as a marketer, promoter or supporter of Ameritech Products that such identification or publication is prohibited as of the date this Agreement is terminated. For purposes of this Agreement, Publishers means, but is not limited to, the publisher of telephone directories, yellow pages, association directories, or membership rolls; and,
         (f) Certain Exhibits and Attachments set forth terms which apply upon termination of this Agreement, and Sales Representative and Ameritech hereby acknowledge their agreement to those terms.

         Section 4.4.......Account  Transfer.Upon termination of this Agreement,
Ameritech,  at its sole  discretion,  will  designate  itself or  another  Sales
Representative to act as successor to Sales Representative in providing Ameritech Products to ISP customers "in progress" at the time of termination, and to service those ISP customers who subscribed to Ameritech Products through Sales Representative when this Agreement was in effect.

         Section  4.5.......Commissions  Upon  Termination.  Upon termination of this Agreement, Exhibit B governs the treatment of commissions, including, without limitation, residuals which may apply to Sales Representative sales made during the term of this Agreement.



                                    ARTICLE 5

                     AUTHORIZED SALES REPRESENTATIVE DUTIES

         Section  5.1.......Standard of Conduct.  Sales Representative agrees to promote, encourage and increase the sales to, and acceptance by, ISP customers of the Ameritech Products within the Territory. Sales Representative will fulfill this duty in a professional and diligent manner. Sales Representative agrees that Ameritech's business reputation is one of its most valuable assets. In performing its duties under this Agreement, Sales Representative shall observe the highest standard of integrity and fair dealing with members of the public. Sales Representative shall do nothing which would tend to discredit, dishonor, reflect adversely upon or in any manner injure the reputation of Ameritech.




                          Effective January 1, 1999
  Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

         Section  5.2.......Application.  Sales Representative must complete and sign an application form and return it to Ameritech for acceptance. Ameritech hereby acknowledges that an application may have already been submitted by Sales Representative, and the parties agree that any prior applications are hereby superceded and replaced by the one which is submitted pursuant to this Section. Ameritech will review and accept the application according to its standard practice, and Ameritech will not countersign this Agreement unless and until an application is accepted by Ameritech.

         Section  5.3.......Sales  Achievement.  The Sales  Representative shall satisfy minimum sales performance requirements as set forth in Exhibit F, incorporated by reference herein, which may be modified or amended during the term of this Agreement upon thirty (30) days written notice by Ameritech to Sales Representative, and each such modification or amendment shall be deemed to have been included as if originally set forth under in Exhibit F.

         Section 5.4  ......Compliance.  Sales  Representative shall comply with all Ameritech policies, procedures and practices. This includes, but is not limited to: practices and procedures regarding order and subscriber agreement processing; accuracy of submitted orders and agreements; Product methods and procedures; advertising placement and quality rules; commission submission, payment and inquiry guidelines; Ameritech Identity Guidelines; and, Ameritech Authorized Sales Representative Policies and Practices.

         Section   5.5.......Code  of  Business  Conduct.  Sales  Representative
understands and agrees that any violation of the Ameritech Code of Business Conduct by Sales Representative's employees, agents, independent sales, representatives or contractors will be considered by Ameritech a violation of this duty by the Sales Representative.

         Section  5.6.......Inquiries,  Quotations and Customer Relations. Sales
Representative shall promptly transmit any customer inquiries regarding any matter related to Ameritech or Ameritech Products to Ameritech in a manner prescribed by Ameritech.

         Section 5.7.......Customer  Information. Sales Representative agrees to provide to Ameritech the names and addresses of all purchasers of Ameritech Products through Sales Representative, and Sales Representative agrees that such information is Confidential Information of Ameritech. The use and disclosure of Ameritech Confidential Information is governed by the restrictions set forth under Article 10 of this Agreement.

         Section  5.8.......Financial  Statements.  Sales  Representative  shall furnish to Ameritech such financial statements as may be reasonably requested by Ameritech's credit manager for Ameritech's confidential use in evaluating the Sales Representative's ongoing participation in the Sales Representative Program.

         Section 5.9.......Indemnity.  Sales Representative agrees to indemnify, defend and hold Ameritech harmless from any claims or losses, including attorneys' fees and expenses, which arise out of any act or omission of the Sales Representative, its employees, agents, representatives, or contractors, in connection with or related to the Sales Representative's marketing, promotion, or demonstration of Ameritech's products or services. In addition, and not in derogation of the foregoing, Sales Representative agrees to indemnify and hold Ameritech harmless from any claim or loss (including attorneys' fees and expenses) which arise or is in connection with any statements (whether oral or written) made with respect to the Ameritech's products or services, and from any claim or loss which arises from or in connection with any representation or warranty given, or allegedly given, by Sales Representative regarding Ameritech's products or services, or regarding Sales Representative's right to market and sell Ameritech's products and services, whether such representation or warranty is oral or written, express or implied.




                          Effective January 1, 1999
  Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

         In addition to, and not in derogation of the above, Sales Representative agrees to indemnify, defend and hold Ameritech free and harmless from any loss, damage, liability, cost or expense, including legal fees and expenses, for which Ameritech becomes liable by reason of acts or omissions of Sales Representative, its employees, agents, representatives and contractors during the course of their performance hereunder, except to the extent that such act or omission was the result of Ameritech's gross negligence.

         Section  5.10......C.P.N.I.  Sales  Representative  must  comply at all times with Ameritech's policies on the use of information deemed by Ameritech to be Customer Proprietary Network Information ("CPNI") under the Telecommunications Act of 1996.

         Section    5.11......Duty.    Sales    Representative    assumes   full
responsibility and liability for the acts of its employees, agents, independent sales representatives and contractors, and for their supervision, daily direction and control. Sales Representative shall require compliance with the duties and obligations of this Agreement to the extent those duties or obligations apply to the acts of the employee, agent, contractor or representative.

         Section  5.12......Insurance.  Sales  Representative  will at all  time during the term of this Agreement, at Sales Representative's sole expense, maintain insurance which is appropriate in type and amount for its performance hereunder, including, but not limited to, automobile insurance and comprehensive liability insurance against claims for bodily and personal injury, death, property damage and all other harm caused by or occurring in connection with Sales Representative's, its employees', representatives' and agents' actions, omissions or misrepresentations. Upon request of Ameritech, Sales Representative will furnish proof which is satisfactory to Ameritech that insurance coverage required under this Agreement is in effect. Ameritech reserves the right to deem in its sole discretion whether or not the insurance is "appropriate in type and amount".

         Section  5.13......Network  Forecast.In  order to provide ISP customers with the highest level of service possible, it is necessary that Sales Representative provide Ameritech with forecasts of each ISP customer's requirements. For purposes of this duty and this Section only, "ISP Customer" means an ISP to whom Sales Representative has received commission for a sale in the ninety (90) days prior to the Network Forecast submission. This means that each quarter Sales Representative must provide to their Distributor Manager a report which details the thirty (30), sixty (60), ninety (90), and three hundred sixty-five (365) day network facilities requirements for each ISP Customer, and the submission must be in an Ameritech required format.

         Section 5.14......Facilities and Materials. Sales Representative hereby represents and warrants that it has adequate facilities, equipment, means of transportation, sales force, marketing capabilities, and business office and clerical staff necessary to perform the services and activities required by this Agreement. Ameritech reserves the right to obtain access to Sales Representative's facilities for the purpose of examining the adequacy of the facilities and materials. Such access will be granted by Sales Representative provided it is during Sales Representative's regular business hours. Sales Representative also represents that none of the above items have been specifically acquired or obtained for the performance of this Agreement.






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                                    ARTICLE 6
                               AMERITECH'S DUTIES


         Section  6.1.......Sales  Materials.  Ameritech shall from time-to-time furnish catalogues, brochures, pamphlets, promotional and other materials pertaining Ameritech Products to assist Sales Representative in promoting and developing the sale and acceptance of the products and services in the Territory. Sales Representative may request additional sales materials, Ameritech will furnish them, and a charge may sometimes apply.

         Section  6.2.......Duty to Promote.  Ameritech agrees to use reasonable efforts to promote, encourage and increase the marketing efforts of its Ameritech Products through advertising and other marketing initiatives.

         Section   6.3.......Payment   of   Commissions.   Ameritech  shall  pay
commissions to Sales Representative pursuant to the terms, conditions and schedule set forth under Exhibit C.



                                    ARTICLE 7
                              SALES AND COMMISSION


         Section  7.1.......Exhibit C- Commissions.  For Sales  Representative's
services performed hereunder, Ameritech agrees to pay Sales Representative commission pursuant to Exhibit C hereto, incorporated by reference herein, as may be amended from time-to-time. Commissions are earned by Sales Representative at the time of payment by Ameritech. Ameritech's commission payment procedures and practices are governed by Ameritech Sales Representative commission practices and procedures which are established by Ameritech in its sole discretion, and may be modified by Ameritech at any time for any reason, including, but not limited to, more efficient handling of payment inquiries and tracking.

         Section   7.2.......Sales   Within   Territory.   Ameritech  shall  pay
commission to Sales Representative on sales made by Sales Representative within the Territory for all Ameritech Products, and no commission will be paid for sales outside of the Territory.

         Section  7.3.......Internet  Service Provider.As  provided elsewhere in this Agreement, the purpose of this Agreement is to benefit each party from the solicitation of orders for Products from Internet Service Provider customers of Ameritech at retail business prices. Therefore, Ameritech will not pay commission on any product sold to a business customer who is not designated as an Internet Service Provider by Ameritech, or on a sale in which the product sold is at a rate or price which is not deemed by Ameritech to be a retail price. Nonpayment of commission under this subsection is in addition to any right or remedy Ameritech may have available in law or in equity for a violation of this Section.






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         Section 7.4.......Special Arrangements. Ameritech acknowledges that the dynamics of the telecommunications industry and the Internet Service Provider market may result in specialized sales. Sales Representative may request unique commission handling for a specialized sale, and Ameritech reserves the right in its sole discretion to accept or reject the Sales Representative's request, to set the commission payment Sales Representative will receive if the sale is finalized, and establish the payment schedule which will apply to such a payment. The decision by Ameritech on a specialized arrangement is final and not appealable. To be eligible for unique commission handling, Ameritech must consent in writing to the special arrangement prior to the close of the sale. No exceptions will apply to this condition.

         Section  7.5.......Commission  Values.  Ameritech is solely responsible for the determination and calculation of the commission to be paid on an individual sale, and Ameritech's commission award to Sales Representative, absent arithmetic errors, is final and not appealable. Ameritech reserves the right to pay a commission amount different from that which is set forth under Exhibit C, provided that modification is reasonable, and Ameritech reserves the right to establish a payment schedule for such a commission award.

         Section  7.6.......Partnering.  Ameritech does not discourage its AISRs from working together or with sales representative employees of Ameritech on a specific sale if it is in the best interest of Ameritech, provided Ameritech is notified and approves of such partnering prior to any sales proposal being submitted to the ISP In the event of such approved partnering arrangements, Ameritech reserves the right to establish a commission payment value and payment schedule for such a sale without invalidating any part of this Agreement, and such arrangement shall not be considered as establishing a precedent. Ameritech in its sole discretion shall establish the value and commission payment percentages due to each of the sale partners.

         Section  7.7.......No  Authority to Bind. Sales  Representative  has no
authority to bind Ameritech, and all orders, subscriber agreements and customer contracts are subject to acceptance by Ameritech in the manner prescribed by Ameritech. Therefore, Sales Representative shall not be paid commission on any sale or order until the subscriber agreement or order is accepted by Ameritech under the then-in-effect acceptance procedures. Ameritech's acceptance will not be unreasonably withheld or delayed. Ameritech as the Product supplier has the right to refuse any customer order for any reason Ameritech deems sufficient, and Sales Representative shall not be entitled to any commission on any order so refused.

         Section 7.8.......Discrepancy of Commission Due and Audit. In the event of a discrepancy between the sales reflected on the Ameritech generated Sales Representative commission report and the sales which Sales Representative claims were approved and processed by Ameritech, Sales Representative may request an audit of Ameritech's commission records. The Sales Representative may employ such assistance as it deems desirable to conduct the audit, but may not use the assistance of: (i) a person or an entity that competes or whose employer competes with Ameritech; (ii) that is the principal outside auditor of a competitor of Ameritech (unless such auditor is also the Sales Representative's principal outside auditor); or, (iii) is someone to whom Ameritech reasonably objects to performing any such audit. Sales Representative shall cause any person or firm retained for this purpose to execute a non-disclosure agreement in favor of Ameritech.







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         If the audit  reveals that  Ameritech  made an error in its favor which totals twenty-five percent (25%) or more of the Sales Representative's year to date commissions, as determined by the most current Ameritech commission report, Ameritech will bear the expense of the audit, provided that Sales Representative submits evidence of actual expense.



                                    ARTICLE 8
                            THE PARTIES' RELATIONSHIP


         Section  8.1.......Independent  Representative.  The parties agree that the relationship arising from this Agreement is that of Product supplier and independent sales representative, and the relationship arising from this Agreement does not constitute or create an agency, joint venture, partnership, an employee relationship or franchise between them. Sales Representative has no authority to bind Ameritech in contract or otherwise, or to make representations as to the policies or procedures of Ameritech other than as expressly authorized by Ameritech. Sales Representative acknowledges and agrees that it is an independent business with respect to its performance under this Agreement.

         Section  8.2.......Identification.  Sales Representative is and must at all times hold itself out to be an independent business authorized to act as an authorized sales representative with respect to the Ameritech Products. Unless expressly and specifically authorized by Ameritech in writing, Sales Representative shall not make any promise, warranty or representation on Ameritech's behalf with respect to the Ameritech Products, or any other matter.

         Section 8.3.......No Fee. Sales Representative acknowledges that it has paid no fee to Ameritech, directly or indirectly in connection with the appointment made by Ameritech under this Agreement.

         Section  8.4.......Employees.   Sales  Representative,  its  employees,
agents, representatives and contractors are not and will not be, and shall not be deemed to be, employees or joint employees of Ameritech, its parent or its affiliates, and shall at no time be eligible for or apply for eligibility for any insurance or other benefit available to an employee of Ameritech Corporation, its subsidiaries or affiliates. Ameritech is not and will not be responsible for worker's compensation, disability benefits, unemployment insurance, withholding taxes, social security or any other taxes or benefits for Sales Representative, its employees, agents, representatives and contractors. Sales Representative is and shall be solely responsible for all federal, state, and local taxes applicable to it, and hereby agrees to indemnify and hold Ameritech harmless from any claim or liability therefrom.


                                    ARTICLE 9

                           TRADEMARKS AND TRADE NAMES


         Section  9.1.......Limited,  Non-exclusive  License.  Ameritech  hereby grants to Sales Representative a limited, non-exclusive, non-transferable, non-sublicenseable, royalty-free right to use the AMERITECH trade names, trademarks, and service marks, (hereinafter, "the Marks") in the Territory in accordance with Sales Representative's performance hereunder. This license is conditioned on Sales Representative's complete compliance with Ameritech's policies, practices and procedures for use of the Marks, and Ameritech's Identity Guidelines, both which are provided to Sales Representative by Ameritech. In addition, the Sales Representative must comply with all applicable governmental regulations with respect to the Marks. Ameritech reserves the right to inspect, observe, review and in any way audit the Sales Representative's use of the Marks at any time during the term of this Agreement, and, if requested by Ameritech, such review or audit shall take place on Sales Representative's premises, and Sales Representative grants Ameritech access to conduct such review during Sales Representative's normal business hours.







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         Sales Representative shall not use, and is prohibited from adopting any of the Marks, or any part of any of the Marks as an Internet domain name or as part of its business name, and shall not register, or seek to register any name or mark anywhere in the world which is identical or confusingly similar to any Mark, or so similar thereto as to constitute a colorable imitation thereof or to suggest some association, sponsorship, or endorsement by Ameritech.

         Section  9.2.......Ameritech's  Rights in Marks.  Sales  Representative
will not alter, modify, dilute or misuse the Marks, bring them into disrepute or challenge Ameritech's rights in them. Sales Representative shall cooperate with Ameritech as may be reasonably necessary for Ameritech to protect, prosecute or defend its rights with respect to the Marks.

         Section 9.3.......Layout  Limitations.  Sales Representative's right to use the designation of "Ameritech Internet Solutions Sales Representative" is limited to the layout and design guidelines which are set forth in Ameritech's Identity Guidelines. Any use of that designation which is not in complete compliance with the use requirements and guidelines set forth in the Authorized Internet Solutions Sales Representative Identity Guidelines will be considered a material breach of this Agreement, and Ameritech may terminate this Agreement upon Notice if Sales Representative does not cure the breach immediately and to the satisfaction of Ameritech. Such termination is in addition to any other right or remedy Ameritech may have available to it at law or equity.

         Section 9.4.......Ameritech Consent Required. Sales Representative will not combine the Marks with any other marks, names, or symbols without Ameritech's prior written consent. The Sales Representative shall refrain from using any name, trademark, trade name, logo, slogan, label, title or insignia, or one confusingly similar thereto, now or hereafter owned adopted or used by Ameritech (whether registered or unregistered) in any manner, or any medium, or for any other reason than that approved by Ameritech, and shall refrain from any use in any geographic area outside of the Territory.

         Section   9.5.......Substantial   Value.  Sales  Representative  hereby
acknowledges the substantial value of the Marks and the goodwill associated therewith, and acknowledges that such goodwill is a property right belonging to Ameritech. Sales Representative recognizes that Ameritech is the owner of the Marks, and that nothing contained in this Agreement is intended as an assignment or grant to the Sales Representative of any right, title, or interest in or to the Marks. Sales Representative shall not do anything which is inconsistent with Ameritech's ownership of the Marks, and all use of the Marks by Sales Representative shall inure to the benefit of and be on behalf of Ameritech. Sales Representative hereby acknowledges and agrees that its use of the Marks is limited to purposes which are necessary for its performance hereunder.

         Section   9.6.......Reproduction.   Sales  Representative  agrees  that
accurate reproduction of the Marks is uppermost. Prior to use, Sales Representative must provide Ameritech with approval samples of all, advertising, business cards, letterhead and any other materials which bear Marks. Ameritech will attempt to answer promptly; if Ameritech does not respond within sixty (60) days of receipt of such materials (except advertising), they will be deemed not approved. With respect to advertising, if Ameritech does not respond within thirty (30) days, the advertising will be considered approved. Sales Representative is prohibited from modifying or changing any such approved material without first obtaining written approval.







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         Section  9.7.......Discontinue  Use. Upon  expiration or termination of this Agreement, Sales Representative shall immediately discontinue use of any Mark now or hereafter owned, adopted or used by Ameritech (whether registered or unregistered), and destroy all printed materials (including but not limited to
business  cards,  letterhead,   promotional  and  advertising  materials,  store
signage, vehicle signage, and customer premises stickers and signage) bearing any of the Marks.

         Section  9.8.......Indemnification.  Ameritech shall indemnify and hold
Sales Representative harmless from any and all damage or expense resulting from valid trademark infringement claims with respect to any of the Marks used by the Sales Representative pursuant to this Agreement, provided, however, that: (a) Ameritech is given notice within ten (10) days after the Sales Representative received notice of such claim or suit for infringement, together with full information with respect thereto, and complete control of the defense and any settlement thereof; and, (b) Sales Representative's use of the Mark(s) which gives rise to the claim is a permitted use in accordance with this Agreement.

         Section 9.9.......No Other Rights. No other rights are granted to Sales
Representative to use any Mark of Ameritech or its affiliates. Further, no licenses, warranties, or indemnificatons, express or implied, under any patents, copyrights, or any trade secrets are granted to Sales Representative.

         Section  9.10......Survival.  This Article 9 and all its Sections shall survive any termination or expiration of this Agreement.


                                   ARTICLE 10

                  OWNERSHIP OF INFORMATION AND CONFIDENTIALITY


         Section 10.1......Ameritech  Confidential  Information.Any business and management information of Ameritech, its parent or its affiliates, including, but not limited to, reports, product specifications, pricing, product design, business plans, strategies and practices, marketing or technical information and data, and information regarding or related to customers, including, without limitation, customer segmentation strategies and placement, existing customer account information and history and potential targeted customers, and any material marked "confidential" or "proprietary" which is furnished or disclosed by Ameritech or its representative is collectively deemed "Ameritech Confidential Information". Confidential Information of Ameritech is acknowledged herein by the parties to be a significant asset of Ameritech, and Ameritech will disclose its Confidential Information for Sales Representative to assist Sales Representative in its performance hereunder. Any Ameritech Confidential Information which is disclosed to Sales Representative or otherwise learned by Sales Representative during the term of this Agreement is deemed the exclusive property of Ameritech. This includes, but is not limited to, customer account information generated by Sales Representative in the course of its performance hereunder.



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         In addition, sales information including, but not limited to, the terms and conditions of standard contracts, sales and operational methods, business acquisition plans; new personnel acquisition plans; and, other business affairs of Ameritech and any of its affiliates, are Ameritech "Confidential Information" and trade secrets.

         Section  10.2......Ten Years. During the term of this Agreement and for a period of ten (10) years thereafter Ameritech Confidential Information shall not be disclosed by Sales Representative to any person except officers and employees of the Sales Representative requiring the information to perform under this Agreement. In no event shall Ameritech Confidential Information or trade secrets be used for the benefit of the Sales Representative except in connection with performing under this Agreement.

         Section 10.3......Bound to the Same Extent as Sales Representative. The
Sales Representative shall require all officers, employees, agents, independent sales representatives, and contractors to whom that information is available or disclosed to by Sales Representative to agree to protect against disclosure to others of Ameritech Confidential Information to the same extent as the Sales Representative has agreed.

         Section  10.4......Liability.  The Sales Representative shall be liable to Ameritech for damages caused by any breach of this provision or by any unauthorized disclosure of that Confidential Information and those materials by its officers, employees, representatives and agents.

         Section  10.5......Sales   Representative   Confidential   Information.
Ameritech agrees that it will protect the disclosure of Sales Representative Confidential Information to the same extent it protects its own Confidential Information. In no event is Ameritech authorized to disclose Sales
Representative Confidential Information outside of Ameritech without prior written approval of Sales Representative.

         Section 10.6......Limitations. The obligations of this Article 10 shall not apply to Ameritech Confidential Information which is: (i) available to the public through no breach of this Agreement; (ii) is required by law or regulation to be disclosed, but only to the extent and for the purposes of such required disclosure; or, (iii) is disclosed in response to a valid order of a court or other governmental body of the United States with proper jurisdiction, but only to the extent of and for the purposes of such order and only if the Sales Representative first notifies Ameritech of the order and permits Ameritech to seek an appropriate protective order.

         Section  10.7......Ownership of Subscriber  Information.  To the extent allowed under law, all subscriber and customer information, which includes, but is not limited to: subscriber and customer lists; customer's use of products and services; subscriber billing and related information; and, subscriber and customer satisfaction information, all of which is collectively referred to herein as "Subscriber Information" is the exclusive property of Ameritech and is to be used by the Sales Representative only for purposes of this Agreement, and promptly returned to Ameritech upon termination or expiration of this Agreement. Subscriber Information is always Ameritech Confidential Information.

         Section 10.8......Terms of this Agreement.  The terms and conditions of
this   Agreement   are   Confidential   Information   of  Ameritech   and  Sales
Representative.

         Section 10.9......Survival.  This Article 10 and all its Sections shall survive the termination or expiration of this Agreement.











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                                   ARTICLE 11

                                RIGHT TO SET-OFF


         Ameritech reserves the right to set-off commissions due to Sales Representative if any Sales Representative account with Ameritech or its affiliates is deemed by Ameritech to be "Seriously Delinquent" (defined
hereinafter).   In  the  event  of  a  "Seriously   Delinquent"   on  any  Sales
Representative Ameritech account, including, but not limited to, Ameritech monthly billing statements for service and Ameritech invoices for CPE, Ameritech may, at its sole election, set off the amount of the delinquency by the amount owed to Sales Representative in future commissions, including, without limitations, Residual Payments. Ameritech's decision to set-off is final and not subject to appeal. In the event such set-off is necessary, Ameritech will notify Sales Representative in writing of its intent to set off, and Sales Representative's commission statement will reflect the set-off. In no event will Ameritech define "Seriously Delinquent" if the delinquency is less than ninety
(90) days. In the event set-off is not adequate for an Sales Representative's Seriously Delinquent accounts, Ameritech's right to terminate is governed by
Section 4.2 (c).


                                   ARTICLE 12
            RIGHT TO AUDIT AND INSPECT SALES REPRESENTATIVE'S RECORDS

         During the term of this Agreement and for one (1) year after termination or expiration of this Agreement, Ameritech reserves the right to obtain access to and examine fully the books, records and accounts of all transactions and activities covered by this Agreement upon reasonable notice to Sales Representative and during Sales Representative's regular business hours, and Sales Representative agrees to maintain for that period of time all books and records related to all transactions and activities covered by this Agreement.


                                   ARTICLE 13

                            AGREEMENT NOT TO COMPETE


         Section 13.1......Protection of Ameritech's Customer Relationship.  The
parties agree with the Business Purpose of this Agreement which is stated above, and agree that the commitments of this Article 13 are necessary to maintain this mutual benefit. The parties agree that this Article 13 serves to protect Ameritech's legitimate business interest in protecting Ameritech's customer relationships and Ameritech's customer/subscriber information which is disclosed to Sales Representative solely for successful performance hereunder.

         Section  13.2......Term  of  Non-Compete.   During  the  term  of  this
Agreement and for a period of one (1) year thereafter, Sales Representative and individuals associated with Sales Representative will be privileged to a significant amount of Ameritech Confidential Information, therefore, Sales Representative and its principal(s) director(s), officer(s) and shareholder(s) (except those holding stock in the Sales Representative corporation whose stock is publicly traded and which is subject to the reporting requirements of the Securities Exchange Act of 1934 and then only to the extent of owning not more than ten percent (10%) of the issued and outstanding shares of such corporation), collectively and individually are bound by the terms of this Section.










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         Sales  Representative  and any individual subject to this Section shall not assist or facilitate the sale or use by a customer of a product or service which is "competitive" to the Ameritech Products. For purposes of this Section, "competitive to" shall mean that the product or service is of a similar type or serves the same purpose as the Product(s), or performs the same function as the Ameritech Products, or provides the customer the same benefit as the Ameritech Products covered by this Agreement. This shall mean that an individual subject to this Section shall not be employed by, serve as an agent for, or act as a representative or contractor for a company which sells, promotes or distributes the competitive products or services in the Territory.

         Section  13.3......Equitable   Relief.The  Sales  Representative,   its
shareholders and officers, jointly and severally acknowledge and agree that the remedy at law for any breach, or threatened breach, of any of the provisions of
Article 13 will be inadequate, and the Sales Representative and its shareholders jointly and severally agree that Ameritech shall be entitled to such equitable relief as may be available from any court of competent jurisdiction, and this right shall be in addition to any other rights or remedies it may have for any violation of these provisions.

         Section  13.4......Severability.  In the event any of the provisions of this Article 13 is determined by a court of competent jurisdiction to be in violation of applicable law for any reason whatsoever, then any such provision or part of a provision shall be deemed to be automatically amended so as to comply with applicable law, and not deemed void.

         Section 13.5......Survival.  This Article 13 and all its Sections shall survive the termination or expiration of this Agreement.


                                   ARTICLE 14
                                     NOTICE

         Section  14.1......Notice.  Unless Notice via  "ameritechdealer.com" is expressly identified as proper communication elsewhere in this Agreement, Notice or other communication given by one party to the other under this Agreement shall be deemed sufficient and proper if the Notice is in writing and is delivered personally, or is sent postage prepaid, first class U.S. Mail, or by overnight courier, and such Notice shall be deemed received by the other party:
a) three (3) days after the Notice is deposited with the U.S. Postal Service; or, b) the following business day if sent by overnight courier. Notice will also be deemed sufficient and proper if sent by facsimile provided the original notice is sent via postage prepaid, first class U.S. Mail the same day as the facsimile; if sent by facsimile Notice will be deemed received by the other party on the date and time shown on the original transmission confirmation sheet which is electronically generated by the facsimile machine at the time the transmission is completed. Notice must be directed as set forth below; each party reserves the right to change the direction of the Notice, and will do so through proper Notice to the other party.

    If to Ameritech                             If to Sales Representative
    ---------------                             --------------------------
    Ameritech.........                          James Lowery
    350 North Orleans.                          Telecomm Industries, Inc.
    Chicago, Illinois 60606                     1743 West Quincy Suite 143
    Attn:  ISP Sales Representative Manager     Naperville IL 60540
    Facsimile Number:  312-335-0282             Facsimile Number : 630-369-7193






                          Effective January 1, 1999
  Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

                                   ARTICLE 15
                                   ASSIGNMENT

         Section 15.1......Sales  Representative Assignment.  This Agreement may
not be assigned by Sales Representative without the prior written consent of Ameritech, and such consent will not be unreasonably denied or withheld. Any attempted assignment in violation of this Section shall be deemed void. In the event the proposed assignee is an existing Ameritech Sales Representative, Ameritech reserves the right to consent with conditions, including but not limited to, conditioning consent on acceptance by Sales Representative of Territory modifications or sales objective restructure.

         Section  15.2......Complying  Assignment.  In the event of a  complying assignment, this Agreement shall be binding upon and shall inure to the benefit of the party's respective assigns and successors.


                                   ARTICLE 16

                                  GENERAL TERMS


         Section  16.1......Governing  Law. This Agreement shall be governed and construed by the laws of the State of Illinois, as those laws apply to contracts which are executed and fully performed within that State. Further, the Illinois Sales Representative Act will only apply if its jurisdictional elements are met. If state law where Sales Representative has its principal place of business provides additional rights for Sales Representative, Ameritech shall comply with such requirement to the extent that they exceed Ameritech's obligations under this Agreement.

         Section  16.2......Counterparts.  This  Agreement  shall be executed in counterparts and shall not be binding upon Ameritech until each counterpart is executed by Ameritech and Sales Representative. Each party will retain a document with original signature, and each fully executed counterpart will be considered an original Agreement.

         Section 16.3......Non-Waiver. All rights, remedies and relief available to Ameritech shall be exercised at Ameritech's sole option. The failure of Ameritech to enforce at any time any provision of this Agreement, or to exercise any option which is provided for herein, or the failure of Ameritech to require performance by the Sales Representative of any provision herein, shall in no way affect the validity of, or act as a waiver of this Agreement, or any part thereof or any right of Ameritech thereafter to enforce it.

         Section 16.4......Incorporation. All Recitals, Exhibits and Attachments
and Annexes are fully incorporated herein, and each modification or amendment thereto shall be deemed incorporated as if set forth originally therein. Ameritech reserves the right to modify, add to and amend this Agreement, including the Exhibits and Attachments hereto upon thirty (30) days written notice to Sales Representative, and the modification, addition or amendment will be effective on the thirtieth (30th) calendar day after the date the Notice is received by the Sales Representative without the requirement of acknowledgement or any other act by Sales Representative.






                            Effective January 1, 1999
  Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

         Section 16.5......  Entire Agreement.This Agreement contains the entire agreement of the parties related to Ameritech's grant of rights as an Ameritech Authorized Sales Representative and Sales Representative's acceptance thereof, and cancels all prior agreements, understandings and representations, whether written or oral, express or implied, and all such prior agreements are hereby deemed terminated by mutual consent of the parties and all obligations under any such prior agreement are agreed by each party to be inoperable and unenforceable.

         Section 16.6......Section Headings.All article and section headings and captions used in this Agreement are for convenience or reference only and are not intended to define or limit the scope of any provisions in this Agreement.



         IN WITNESS WHEREOF, and intending to be legally bound, the undersigned authorized parties have duly executed this Agreement effective on the date.


Ameritech Information Industry Services        Telecomm Industries, Inc.
a division of  Ameritech Services , Inc.       Sales Representative:



By:                                            By:
   ------------------------------------           -----------------------------

Signature:                                     Signature:
          ------------------------------                 ----------------------

Name Typed or Printed:                         Name Typed or Printed:
                      ------------------                             ----------

Title:                                         Title:
      ----------------------------------             --------------------------

Date:                                          Date:
      ----------------------------------            ---------------------------

[The Balance of this Page Intentionally Left Blank]































                            Effective January 1, 1999
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            another party without prior written consent of Ameritech

                                                                       Exhibit A
                                                                       Territory

                               Exhibit A TERRITORY

         This  is  Exhibit  A  to  the  Authorized   Internet   Solutions  Sales
Representative Agreement between Ameritech and Telecomm Industries, Inc.("Sales Representative") dated January 1, 1999.

         Sales Representative is granted the right to perform under this Agreement within the following geographic territory:

          o In those areas within the states of Illinois, Indiana, Michigan, Ohio and Wisconsin where Ameritech or its affiliates have the regulatory authority to sell the Products (as that term is defined under Exhibit B).

         During the Initial or any Renewal term of this Agreement, Ameritech reserves the right to expand or contract the Territory, provided the change is made with a thirty (30) day prior written Notice by Ameritech and the change is effective thirty-one (31) days after the date of the Notice.


[The Balance of this Page Intentionally Left Blank]
































                            Effective January 1, 1999
  Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

                                                                       Exhibit B
                                                              Ameritech Products


                          Exhibit B AMERITECH PRODUCTS

         This  is  Exhibit  B  to  the  Authorized   Internet   Solutions  Sales
Representative Agreement between Ameritech and Telecomm Industries, Inc. ("Sales Representative") dated January 1, 1999.

         The products and services which are identified under this Exhibit collectively constitute the "Product" for purposes of the above referenced Agreement between Ameritech and Sales Representative.


Ameritech Centrex Service
Ameritech Digital  Transport  Service - Enhanced (ADTS-E)
Ameritech DSO (except Total Access Service)
Ameritech DS1 (except Total Access Service)
Ameritech DS3(except  Total Access  Service)
Ameritech  Fractional  DS1 (384)  (except Total Access  Service)
Ameritech  Frame Relay  Service  (FRS)
Ameritech  ISDN Direct Service
Ameritech ISDN Prime Service
Ameritech OMNI Presence Service
Ameritech Reconfiguration  Service (ARS)
Ameritech  Synchronized  Optical Network Service (SONET)









_______________________________________     ___________________________________
Ameritech Signature                         Sales Representative Signature


_______________________________________     ___________________________________
Date                                        Date

























                            Effective January 1, 1999
  Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

                                                                       Exhibit C
                                                                      Commission

                              Exhibit C COMMISSION

         This is incorporated as Exhibit C to the Authorized
Internet Solutions Sales Representative Agreement Between Ameritech and Telecomm Industries, Inc. ("Sales Representative") dated

January 1, 1999 (hereinafter the "Agreement").

1.0      General

         1.1      Definitions

                  As used in this Agreement, the following definitions apply:


                  "Sales Representative of Record" shall mean the Authorized Sales Representative firm credited with the sale of a new or renewed Centrex Service.

                  "Base Commission" shall mean the amount paid upfront to an Sales Representative for sales of Ameritech Products.

                  "Billable Revenue" shall mean those Recurring and Non-Recurring charges which result from the customer service order(s) which result from the sale submitted by the Sales Representative.

                  "Completed Orders" shall mean a "completed" status in an Ameritech service ordering or billing systems.

                  "Contract Value or "CV" shall mean the value of the Recurring and Non-Recurring revenue charges for each product which is used by Ameritech for purposes of establishing the value of a sale for commission purposes.

                  "Eligible Product" or "Product Eligibility" shall mean those Products the Sales Representative is authorized to promote, market and sell under this Agreement and which are identified fully under Exhibit C of the Agreement.

                  "New" shall mean the sale of a Product to a customer who does not currently have that specific Product and Ameritech in its sole discretion will determine if customer currently has the Product. To retire an Sales Representative's objective the sale must be an Eligible Product. In no event will a sale which is classified by Ameritech in its sole discretion as a Recast, a Renewal, a Renegotiation, a Migration or an Upgrade be considered a "New" sale for purposes of the Agreement.

                  "Non-Recurring Revenue" shall mean those one-time billed charges which are a result of a sale by Sales Representative.













                            Effective January 1, 1999
  Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

                  "Partnering"  means that the Sales  Representative  is not the sole sales entity in the sales effort with a particular customer, and Sales Representative markets Product(s) to a particular customer with another Sales Representative or Ameritech sales representative. Sales Representative must receive prior written approval by Ameritech for each Partnering effort, and commission will not be paid on sales which result from such efforts without the prior written consent of Ameritech. Ameritech reserves the right to set commission values for each partnering arrangement.

                  "Recast/Renewal/Renegotiation" collectively shall mean a sale , and such sale is not classified as a New sale for purposes of Total Monthly Billable Revenue Commission Payment purposes. For purposes of the Agreement, a sale will be deemed a Recast or a Renewal (whichever is appropriate) when a customer signs a new contract for a Product, and the customer already subscribes to the same Ameritech product or to an Ameritech product which is deemed solely by Ameritech to be similar to the Product covered under the new contract, and the new contract extends the customer's term commitment for the Product.

                  A sale will be deemed a Renegotiation when a customer enters into a new contract with Ameritech for a Product they already subscribe to, and the terms of the contract are substantially changed from the contract then-in-effect for that Product, and Ameritech determines, in its sole discretion that the sale is eligible for commission payment to the Sales Representative at the Renegotiation rate.

                  "Recurring Revenue" shall mean those monthly charges billed to the customer for Products as a result of a sale by Sales Representative.

                  "Residual Payment" shall mean the commission payment which is paid by Ameritech over time, and the time period for payment is established by Ameritech based on contract term or other factors relevant to the sale. Ameritech determines the amount and payment schedule in its sole discretion.

                  "Takeback" shall mean commission amounts which are forfeited or returned by the Sales Representative as a result of a customer discontinuing its subscription to the Product(s). In the event the Takeback is accomplished by the Sales Representative returning commissions already paid, Ameritech will debit the Sales Representative's future commission payments by the amount to be returned. If such a debit does not satisfy the Takeback amount, Ameritech may demand full payment from the Sales Representative immediately.

                  "Territory" is defined in the Agreement.

                  "Upfront Commission Payment" shall mean that portion of the total commission paid to the Sales Representative upon Ameritech's verification that the order(s) associated with the sale are Completed Orders.

                  "Total Billable New Monthly Revenue" shall mean the monthly revenue associated with all New sales of eligible products under the agreement and completed in the year.









                            Effective January 1, 1999
  Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

                  "Upgrade" means that a customer signs a contract for an Ameritech Product to which the customer already subscribes, or for a Product which Ameritech deems is similar to the Product the customer already subscribes to, and the new contract is for a term that extends the customer's contract term beyond the existing contract's expiration date, and the new contract includes a product commitment which is larger than that which is in effect at the time of the new contract.

                  "Winback Bonus" shall mean the incremental commission amount paid to Sales Representative because the sale of an Eligible Product is deemed solely by Ameritech to satisfy Ameritech's criteria to be classified as a "winback" sale as that term is understood in the telecommunications industry.

         1.2 Earned Date. Sales Representative earns the commission on any sale at the time the commission is paid by Ameritech.

         1.3      Commission Amount and Payment Schedules.
                  The commission value and the time of payment for each sale is based upon a number of factors, first and foremost is the Product sold and the terms and conditions of this Agreement. To be eligible for commission on a specific sale, the Sales Representative must comply with all Ameritech practices and procedures, including, but not limited to, those related to the processing of sales and subscriber agreements by Sales
                  Representative, and the accuracy of each submission by Sales Representative.

                  Ameritech reserves the sole right to modify or change any or all of its practices and procedures related to the Sales Representative program, and will provide Sales Representative with a minimum of thirty (30) days prior written Notice of any modification which will affect the Sales Representative's own practices or procedures. As elsewhere stated in the Agreement, this right to modify includes, but is not limited to the right to modify Commission amounts or schedule upon the effective date of any Renewal Term. Ameritech may elect to serve this Notice via the "ameritechdealer.com" web site and bulletin board, and the Notice will be considered given on the date the Notice is posted by Ameritech on the web site.

         1.4 Acceptance by Ameritech. Ameritech reserves the right to accept or reject any sale submitted by Sales Representative, and, accept or deny, in whole or in part, any request for commission for a specific sale. Ameritech in its sole discretion has the right to establish the reasonable commission value of any sale.

2.0      Upon Termination

         2.1 Ameritech Terminates. The parties agree that in the event Ameritech exercises its right to terminate for convenience as is provided for under Section 4.2.a of the Agreement, Ameritech will, at its sole election, pay the Authorized Sales Representative either:

                  a) Liquidated damages equal to a sum of the following formula: [The amount of residual commission the Sales Representative would be awarded if all contracts remained in effect through the end of the contract term then in effect provided the Sales Representative remained eligible for residual payments for those customer contracts for the entire term] x (times) [the Ameritech net present value discount rate on the date of termination] x (times) [seventy five percent (75%)]; or,








                            Effective January 1, 1999
  Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

                  b) Pay on a monthly basis Residual Payment for customer sales which are in effect and approved for commission on the date Ameritech terminates the Agreement. Residual Payments will continue through the expiration date of the customer contract in effect at the time Ameritech terminates this Agreement, or until the original expiration date of this Agreement, whichever is sooner.


         2.2 Sales Representative Terminates. In the event Sales Representative exercises its right to terminate the Agreement pursuant to the terms of the Agreement, Sales Representative is not entitled to any commission payment after the date of termination. Ameritech agrees that in extraordinary situations a commission payment after the termination date may be reasonable, and under such situations Ameritech will deem at its sole discretion that the Sales Representative will receive payment. If such a situation occurs, Ameritech will provide to the Sales Representative in writing the amount and timing of the payment, and the conditions or limitations on such payment(s).

         2.3 Upfront Commission Payment. Sales Representative will be eligible for the Upfront Commission Payment for any sale which is accepted by Ameritech prior to the date this Agreement is terminated. In no event shall Sales Representative be paid Residual Commissions after the date of expiration of this Agreement.

3.0      Commission Calculation Methodology

         3.1. Calculation Basis. Ameritech will pay commissions on a sale submitted by Sales Representative based upon:

                  a)       The Product sold.

                  b) Whether the sale is deemed by Ameritech to be: (i) a New sale or an addition to an existing service; (ii) a Recast, Renewal or Renegotiation; (iii) a Migration or Upgrade;

                  c) Whether the Sales Representative is the sole sales entity or if the sale is the result of an approved Partnering sale as provided for elsewhere in this Exhibit; and,

                  d) The order(s) which are associated with the sale are Completed Orders.


         3.2 Commission Eligibility. In no event will an Sales Representative be paid commission on a sale: (i) of a product Sales Representative is not authorized to sell under the Agreement (i.e., product or service is not specified in Exhibit B of the Agreement); (ii) made to a customer the Sales Representative is not authorized to sell to, including, but not limited to, an Ameritech house account, a customer who is not deemed to be an internet service provider customer, or a customer who has expressly granted agency to another Sales Representative unless that customer has expressly, in writing revoked such agency; and (iii) to Ameritech or to an Sales Representative or other independent Authorized Ameritech representative.









                            Effective January 1, 1999
  Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

         3.3 Commission Award Final. Ameritech reserves the right to establish the commission value for any sale, and that value may, with reasonable justification, be less than, more than or equal to the values set forth herein for such sale, or the value previously paid for similar sales. Ameritech is solely responsible for the determination and calculation of the commission to be paid on any single sale, and Ameritech's commission determination, absent arithmetic errors, is final and not appealable.

4.0      Partnering

                  Provided a Partnering arrangement complies with the requirements under Article 7, Section 7.6 of the Agreement, Ameritech will pay commission on such sales. The general commission payment treatment for a Partnering sale is that Sales Representative will be paid an Upfront Commission Payment equal to fifty percent (50%) of the Upfront Commission Payment which would be paid for the same sale if no Partnering took place. If two AISRs partner, each will receive this reduction.

5.0      Centrex Product Family

                  For  purposes  of  the  Agreement,   Products   classified  by
         Ameritech as part of the Centrex product family will be paid commission pursuant to this Section 5.0.


         5.1 Centrex Product Family. The Centrex product family is the collective term for the following Ameritech Centrex products:
                  Ameritech Centrex Service (ACS); Indiana Advanced Centrex Service; ISDN Centrex; and, Individual Case Basis (ICB) Centrex.


         5.2 Grandfather and Sunset Offerings. Commission will not be paid on New sales of an Ameritech Centrex offering which has been grandfathered or sunset as those terms relate to telecommunications offerings. Commission will be paid for sales which are additions to an existing, installed system of a grandfathered or sunset Centrex offering.

         5.3 New Centrex Sales. Commission on New Centrex system sales will be paid provided the sale results in a net increase in Centrex station lines of at least fifteen percent (15%) of the existing installed system. In Indiana, the Centrex station line net increase must be at least one hundred percent (100%) of the existing installed system.

         5.4      Upfront Commission Payment Schedule

                  The Upfront Commission Payment schedule set forth below applies to New Centrex system sales. The Commission Payments are stated in terms of one Centrex station line; the actual Commission Payment for a particular sale will be based on the number of lines sold, and, the Commission Payment amount will be calculated by multiplying the rate set forth below for a single Centrex station line by the total number of station lines sold.









                            Effective January 1, 1999
  Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

 ------------------------------------------------------------------------------
                        ACS and Indiana Advanced Centrex
 ------------------------------------------------------------------------------
 ------------------ ---------------------- --------------------- --------------

  Month-to-Month          36 Months             60 Months           84 Months

 ------------------ ---------------------- --------------------- --------------
 ------------------ ---------------------- --------------------- --------------
       $20                   $45                   $65                 $90
 ------------------ ---------------------- --------------------- --------------

 ------------------------------------------------------------------------------
                                  ISDN Centrex
 ------------------------------------------------------------------------------
 ------------------ ---------------------- --------------------- --------------

  Month-to-Month          36 Months             60 Months           84 Months

 ------------------ ---------------------- --------------------- --------------
 ------------------ ---------------------- --------------------- --------------
       $30                   $70                   $100                $135
 ------------------ ---------------------- --------------------- --------------

 ------------------------------------------------------------------------------
                                   ICB Centrex
 ------------------------------------------------------------------------------
 ------------------ ---------------------- --------------------- --------------

  Month-to-Month          36 Months             60 Months           84 Months

 ------------------ ---------------------- --------------------- --------------
 ------------------ ---------------------- --------------------- --------------
       $16                   $36                   $52                 $72
 ------------------ ---------------------- --------------------- --------------
 ------------------------------------------------------------------------------

            Note: ICB Centrex sales for contract lengths greater than 84 months will be awarded commission based on the 84 month commission award.

            -------------------------------------------------------------------


         5.5      Centrex Station Line Additions

                  a) Commission for Centrex station line additions to an existing installed system will be awarded only to the Sales Representative of Record unless Ameritech has approved in writing alternative treatment of commission payments. Ameritech will determine at its sole discretion when there is a deviation in this payment policy.


                  b) The Upfront Commission Payment for Centrex station line additions will be 50% of the commission values in the above schedules. The Upfront Commission Payment for Centrex station line additions to a system which is a grandfathered or sunset offering will be $20 regardless of type of system or contract length.


         5.6      Winback Bonus

                  If the Sales Representative makes a Centrex sale which is designated by Ameritech as a "winback" sale, a Winback Bonus will be paid which will increase the Base Commission by one hundred percent (100%).

         5.7      Residual Commission Payment Schedule

                 A Residual Commission Payment will be paid at a rate of one dollar ($1.00) per line, per month, and will continue for so long as the customer's contract is in effect. In no event will Residual Payments be paid on a month-to-month Centrex sale.






                            Effective January 1, 1999
  Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

         5.8      Recasts,   Renewals,   Renegotiations   of  existing   Centrex
                  Contracts

                  a) The Sales Representative of Record or other Ameritech representative of Record has the exclusive right to Renew, Recast or Renegotiate the contract during the contract term through sixty (60) days prior to the contract expiration date.

                  b) If the customer's contract term in effect at the time of the Recast or Renewal is more than one hundred and eighty (180) days from the date the contract expires, commission will not be paid to Sales Representative for a Centrex Recast or Renewal, unless Ameritech has provided prior written approval for such a payment. Commission will not be paid on Centrex Renegotiations unless Ameritech has provided written approval for such payment prior to the date the contract was signed by the customer.

                  c)       After  a  customer  contract  has  expired,  and  the
                           customer is under a month-to-month term for that Product, any sale of that Product which is submitted by Sales Representative will be considered a Recast or Renewal for purposes of commission. If the customer contract expired six (6) or more months prior to the Sales Representative's submission, and the customer has been on a month-to-month subscription for that period, Ameritech will pay commission at the New sale rate.


                  d)       Commission   for  Centrex   Recasts,   Renewals   and
                           Renegotiations will be paid as follows:

                           (i) The Base Commission will equal 75% of the amount paid for an identical New sale.

                           (ii) The Residual Commission Payment  will be paid at
                                the same rate as an identical New Centrex sale.


                  5.9 Month-to-Month Centrex. For purposes of calculating the CV, a month-to-month Centrex sale will be considered equal to nine (9) months Recurring Revenue. In no event will Residual Payments be paid on a month-to-month Centrex sale.


                  5.10 Takeback. The Upfront Commission Payment is subject to Takeback in the event the customer discontinues a service (for any or no reason) for which Sales Representative received commission in the past. The Takeback amount will be based upon the length of time the customer retained the service and whether the sale was under a term contract:


                           a) If the sale is a term contract, and the service is discontinued within the first fifty percent (50%) of the contract term, the amount of Takeback will be prorated to the length of time remaining on the customer's contract.














                            Effective January 1, 1999
  Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech


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                           b)       If   the   sale    was   a    month-to-month
                                    subscription,  and the customer discontinues
                                    the  service  within  sixty (60) days of the
                                    Completed  Order date,  the Takeback  amount
                                    will equal one hundred percent (100%) of the
                                    commission   paid.    Residual    Commission
                                    Payments    cease    when   a   service   is
                                    discontinued.


                  6.0      Eligible Data Products

                           6.1 Common Provisions. The following applies to all Eligible Standard Data Products.

                           a) Sales to Internet Service Provider Customers Only. The conditions and limitations set forth elsewhere in the Agreement apply to the sale of Data Products.

                           b) Eligible Data Products. Eligible Data Products are specified under Exhibit B of the Agreement, and Sales Representative's right to earn commission for sales of Data Products as set forth below are governed by the terms, conditions and limitations of the Agreement and Exhibit C.

                           c)       Recasts, Renewals, Renegotiations.

                                    (i)      If    the    customer's    contract
                                             term-in-effect  at the  time of the
                                             Recast or  Renewal is more than one
                                             hundred and eighty  (180) days from
                                             the  date  the  contract   expires,
                                             commission  will  not  be  paid  to
                                             Sales  Representative  for  a  Data
                                             Product  Recast or Renewal,  unless
                                             Ameritech   has   provided    prior
                                             written   approval   for   such   a
                                             payment.  Commission  will  not  be
                                             paid on Data Product Renegotiations
                                             unless  Sales   Representative  has
                                             received  from  Ameritech   written
                                             approval for such payment  prior to
                                             the date the contract was signed by
                                             the customer.

                                    (ii)     After  a  customer   contract   has
                                             expired,  and the customer is under
                                             a  month-to-month   term  for  that
                                             Product,  any sale for that Product
                                             which   is   submitted   by   Sales
                                             Representative will be considered a
                                             Recast or Renewal  for  purposes of
                                             commission.    If   the    customer
                                             contract  expired  six  (6) or more
                                             months    prior   to   the    Sales
                                             Representative's   submission,  and
                                             the   customer   has   been   on  a
                                             month-to-month   subscription   for
                                             that period,  Ameritech will be pay
                                             commission at the New sale rate.

                                    (iii)    Commission    for   Data   contract
                                             Recasts,        Renewals        and
                                             Renegotiations  will be  awarded as
                                             follows:

                                       (a)   The Base  Commission will equal 50%
                                             of the amount paid for an identical
                                             New  sale  (New   sale   commission
                                             payment schedule set forth below)

                                       (b)   The  Residual  Payment will be paid
                                             at the  same  rate as an  identical
                                             New sale of the same Data Product







                            Effective January 1, 1999
  Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech


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                                       d)    Month-to-Month  Subscription.   For
                                             purposes  of   commission   payment
                                             calculation,  a month-to-month Data
                                             sale  will be  considered  equal to
                                             nine (9) months Recurring  Revenue.
                                             In no event will Residual  Payments
                                             be  paid on a  month-to-month  Data
                                             sale.

                                       e)    Takeback.      If     the     Sales
                                             Representative  received commission
                                             for  a  Product   subject  to  this
                                             Section   6.0,   and  the  customer
                                             discontinues  the  Product  for any
                                             reason,   Takeback   applies.   The
                                             amount of  Takeback  is based  upon
                                             the  length  of time  the  customer
                                             retained  the  service  and  if the
                                             sale was a term contract: a) if the
                                             customer  discontinues  the Product
                                             during  the  first  fifty   percent
                                             (50%)  of the  contract  term,  the
                                             Takeback amount will be prorated to
                                             the length of time remaining on the
                                             customer's  contract;   b)  if  the
                                             customer       discontinues       a
                                             month-to-month  subscription of the
                                             Product  within  sixty (60) days of
                                             installation,   the  Takeback  will
                                             equal one-hundred percent (100%) of
                                             the  Upfront  Commission   Payment.
                                             Residual  Commission Payments cease
                                             when a contract is discontinued.

                           6.2      Basic Data Products

                                    a)       Commission  Payment  Schedule.  The
                                             following     commission    payment
                                             schedule  applies  to New sales and
                                             additions  to  existing,  installed
                                             services    for    the    following
                                             Products:

                                             Ameritech Base Rate (BR or DS0)
                                             Ameritech DS1
                                             Ameritech Fractional DS1 (384)
                                             Ameritech DS3
                                             Ameritech ISDN Prime
                                             Ameritech Reconfiguration Service
                                             Ameritech Digital Transport Service
                                             -  Enhanced (ADTS-E)
                                             Ameritech Omnipresence

--------------------- --------------- --------------- -------------------------
   Total Billable                         Winback
 New Monthly Revenue     Upfront           Bonus               Residual
--------------------- --------------- --------------- -------------------------
--------------------- --------------- --------------- -------------------------
     0 -$50,000        12.00% of CV     8.00% of CV    5.00% of Monthly Charges
   $50,001-$75,000     15.00% of CV     8.00% of CV    5.00% of Monthly Charges
 $75,001 or greater    18.00% of CV     8.00% of CV    5.00% of Monthly Charges
--------------------- --------------- --------------- -------------------------

                  b)       CV. The CV for the above  schedule is  determined  by
                           the  following  formula:   (Nonrecurring  Revenue)  +
                           (Recurring Revenue x Contract Length) = CV




                            Effective January 1, 1999
  Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech





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


         6.3      Complex Data Products

                  a) Commission Payment Schedule. The following commission payment schedule applies to New sales and additions to existing installations of the following Data products: Ameritech Synchronized Optical Network Service (SONET) Ameritech Frame Relay Service (FRS)


 -------------------- ---------------- ------------- --------------------------
    Total Billable                        Winback
 New Monthly Revenue      Upfront          Bonus               Residual
 -------------------- ---------------- ------------- --------------------------
 -------------------- ---------------- ------------- --------------------------
      0-$50,000         9.00% of CV     5.00% of CV    2.00% of Monthly Charges
   $50,001-$75,000      11.25% of CV    5.00% of CV    2.00% of Monthly Charges
  $75,001 or greater    13.50% of CV    5.00% of CV    2.00% of Monthly Charges
 -------------------- ---------------- ------------- --------------------------

                  b)       CV. The CV for the above  schedule is  determined  by
                           the  following  formula:   (Nonrecurring  Revenue)  +
                           (Recurring Revenue x Contract Length) = CV


        6.4      Ameritech ISDN Direct Service.

                  a) The following commission payment schedule applies to New sales and additions to existing installations of Ameritech ISDN Direct Service:

                 --------------------- -------------- -------------------------
                    Total Billable
                 New Monthly Revenue      Upfront              Residual
                 --------------------- -------------- -------------------------
                 --------------------- -------------- -------------------------
                      $0-$50,000        16.00% of CV   4.25% of Monthly Charges
                   $50,001-$75,000      20.00% of CV   4.25% of Monthly Charges
                  $75,001 or greater    24.00% of CV   4.25% of Monthly Charges
                 --------------------- -------------- -------------------------

                  b) CV. The CV for the above schedule is determined by the following formula:

                      (Nonrecurring Revenue) +
                      (Recurring Revenue x Contract Length) = CV


        7.0      Contract Upgrade or Migration

        7.1      Commission Payment


                  a) When both the Product sold and the Ameritech product or service which is being replaced are both specified in Exhibit B as "Products" for purposes of the Agreement, the Upfront Commission Payment for a sale deemed by Ameritech as an Upgrade or a Migration will be determined by the following formula:

                               (Current Base Upfront Commission for New Product) (Current Base Upfront Commission for
                                 Old Product) = Upfront Commission Payment


                  b) When a sale for a Product is replacing an Ameritech product or service which is not specified in Exhibit B as a "Product", the Upfront Commission Payment for the sale (whether it is deemed an Upgrade or a Migration) is determined by the following formula:

                                (Current Base Upfront Commission for
                                New Product) x (50%) = Upfront
                                Commission Payment









                            Effective January 1, 1999
  Confidential and Proprietary Information of Ameritech. Not to be disclosed to another party without prior written consent of Ameritech

         7.2 Does Not Retire Objective. Neither an Upgrade nor a Migration will serve to retire the Sales Representative's Usage Product family objective, and neither an Upgrade nor a Migration is subject to an Objective Bonus.


         7.3 Residual Commission Payment. The Residual Commission Payment for an Upgrade or a Migration will be calculated in the same manner and at the same rate as a New sale of the Product. In every case, the Residual Commission Payment, if any, for the product or service which is being replaced as the result of the Upgrade or Migration will be discontinued effective the date of the Completed Order.

         7.4 Takeback. If the Sales Representative received commission for a Product subject to this Section 7.0, and the customer discontinues the Product for any reason, Takeback applies. If the customer discontinues a Product within one-hundred and eighty days after the Completed Order date, the Takeback will equal one-hundred percent (100%) of the Upfront Commission Payment. Residual commissions cease effective the date the customer cancels the product.

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                            Effective January 1, 1999
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                                                                       Exhibit D

                                                        Code of Business Conduct

                       Exhibit D CODE OF BUSINESS CONDUCT


         This is Exhibit D to the Authorized Internet Solutions Sales Representative Agreement Between Telecomm Industries, Inc. ("Sales Representative") and Ameritech effective January 1, 1999, and this Exhibit is incorporated into the Agreement by reference.


1. Every Authorized Sales Representative has the professional responsibility of fair dealing towards Ameritech's customers, past and present, fellow Authorized Sales Representatives, and the general public.

2. Every Authorized Sales Representative has the professional responsibility of adhering to generally accepted standards of accuracy and truth.

3. An Authorized Sales Representative shall not place itself in a position where the Authorized Sales Representatives interest is, or may be, in conflict with its duty to the customer or Ameritech.

4. Each Authorized Sales Representative shall safeguard the confidence of both present and former customers/clients, and shall not disclose or use these confidences to disadvantage or prejudice such clients.

5. An Authorized Sales Representative shall not disseminate false or misleading information, and each Authorized Sales Representative is obligated to use appropriate means to avoid dissemination of false or misleading information.

6. An Authorized Sales Representative shall not disparage the professional reputation or practice of another Authorized Sales Representative.

7. Each employee of the Authorized Sales Representative shall be treated as individuals with respect to their dignity and recognition of their merit.




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                            Effective January 1, 1999
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                                       33

                                                                       Exhibit E
                                                                  House Accounts

                           Exhibit E   HOUSE ACCOUNTS


     This is Exhibit E to the Authorized Internet Solutions Sales Representative Agreement Between Telecomm Industries, Inc. ("Sales Representative") and Ameritech effective January 1, 1999, and this Exhibit is incorporated by reference therein.



                                 House Accounts

     Pursuant to Article 1, Section 1.7, the Customer accounts which Ameritech designates, in its sole discretion, as "House Accounts" are listed on the Ameritech-provided web site, and said list is incorporated by reference as if set forth fully herein, as modified from time-to-time by Ameritech, and each such modification is deemed incorporated as if set forth originally herein.






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                            Effective January 1, 1999
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            another party without prior written consent of Ameritech


                                       34
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                                                                       Exhibit F
                                                                Annual Objective

            Exhibit F     SALES REPRESENTATIVE ANNUAL OBJECTIVE

     This is Exhibit F to the Authorized Internet Solutions Sales Representative Agreement Between Telecomm Industries, Inc. ("Sales Representative") and Ameritech effective January 1, 1999, and this Exhibit is incorporated by reference therein.

                          Sales Performance Requirement

     Sales Representative will achieve New Monthly Billable Revenue of seventy-five thousand dollars ($75,000) by December 31, 1999. Sales Representative further agrees that Ameritech will make quarterly progress reviews toward the Revenue Attainment goal. If Sales Representative has not made proportional progress toward the Revenue Attainment, Ameritech at it's sole discretion may take corrective action up to and including termination for unsatisfactory performance.



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                            Effective January 1, 1999
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            another party without prior written consent of Ameritech


                                       35